                                                                      EXHIBIT 21

                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT
                            AS OF DECEMBER 31, 1995

     Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
  Subsidiaries included in the Registrant's consolidated financial statements
  AC Battery Corporation...............................................   Michigan
  Adam Opel Aktiengesellschaft.........................................   Germany
     ACG Deutschland GmbH (99% owned by subsidiary and 1% owned by
      Delphi France Automotive Systems)................................   Germany
     Asset Leasing GmbH (95% owned by subsidiary)......................   Germany
     Autohaus am Nordring GmbH, Berlin.................................   Germany
     Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
       Object Kuno 65 KG (94% owned by subsidiary).....................   Germany
     Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
       Object Leo 40 KG (94% owned by subsidiary)......................   Germany
     GM Europe GmbH (99% owned by subsidiary and 1% owned by GM Service
      GmbH)............................................................   Germany
     GM Service GmbH...................................................   Germany
     General Motors GmbH & Co. OHG (99% owned by subsidiary)...........   Germany
     Opel-Automobilwerk Eisenach-PKW GmbH (80% owned by subsidiary)....   Germany
     Opel Eisenach GmbH................................................   Germany
     Opel Hungary Automobile Production Ltd. ..........................   Hungary
     Opel Turkiye Limited Sirketi (99.5% owned by subsidiary and 0.5%
      owned by General Motors Overseas Corporation)....................   Turkey
     Saginaw Deutschland GmbH..........................................   Germany
  Arabian Battery Holding Company......................................   Delaware
  Arabian Financing Company............................................   Delaware
  Autocable Industries (Pty) Limited (51% owned by General Motors
     Corporation)......................................................   South Africa
  Automotive Battery Manufacturing, Inc. ..............................   Delaware
  Battery Technology Services, Inc. ...................................   Delaware
  Controladora General Motors, S.A. de C.V. ...........................   Mexico
     Centro Tecnico Herramental, S.A. de C.V. (80% owned by
      subsidiary)......................................................   Mexico
     Componentes Para Automotores, S.A. de C.V. .......................   Mexico
       Alambrados Automotrices, S.A. de C.V. ..........................   Mexico
       Cableados, S.A. de C.V. ........................................   Mexico
       Componentes Mecanicos de Matamoros, S.A. de C.V. ...............   Mexico
       Ensamble de Cables y Componentes, S.A. de C.V. .................   Mexico
       Productos Delco de Chihuahua, S.A. de C.V. .....................   Mexico
       Sistemas Electricos y Conmutadores, S.A. de C.V. ...............   Mexico
     General Motors de Mexico, S.A. de C.V. ...........................   Mexico
     Sistemas Para Automotores de Mexico, S.A. de C.V. ................   Mexico
       Conductores y Componentes Electricos de Juarez, S.A. de C.V. ...   Mexico
  Delphi Automotive Systems do Brasil Ltda. ...........................   Brazil
     Sielin do Brasil S.A. ............................................   Brazil
  Delphi Automotive Systems, Inc. .....................................   Delaware
  Delphi Automotive Systems China, Inc. ...............................   Delaware

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
  Delphi Automotive Systems Deutschland GmbH...........................   Germany
     F&G Megamos Sicherheitselektronik GmbH............................   Germany
     Reinshagen GmbH...................................................   Germany
  Delphi Automotive Systems Singapore PTE LTD..........................   Singapore
  Delphi Energy and Engine Management Systems (M) Sdn Bhd .............   Malaysia
  Delphi France Automotive Systems (50.4% owned by General Motors
     Corporation and 49.6% owned by Adam Opel Aktiengesellschaft)......   France
       ACG Italia S.r.1. (99% owned by subsidiary and 1% owned by
          Opel France S.A.)............................................   Italy
       ACGI S.p.A. (98% owned by subsidiary and 2% owned by
          Opel France S.A.)............................................   Italy
       Aura Srl (100% owned by subsidiary).............................   Italy
       DRB s.a./n.v. (51% owned by subsidiary).........................   France
       Diavia Aire, S.A. (100% owned by subsidiary)....................   Italy
       Diavia S.r.1. (100% owned by subsidiary)........................   Italy
       Opel France S.A.(99% owned by subsidiary).......................   France
       Texton S.A. ....................................................   France
          ENCI S.A.R.L. (99.8% owned by subsidiary)....................   France
          Texton P.L.C. (97.5% owned by subsidiary)....................   United Kingdom
  Delphi Steering (Malaysia) Sdn Bhd...................................   Malaysia
  Electro-Motive Maintenance Operations Pty Ltd. ......................   Australia
  Electronic Data Systems Holding Corporation..........................   Delaware
     Electronic Data Systems Intermediate Corporation..................   Delaware
     Electronic Data Systems Corporation...............................   Texas
       Alpha Joshua, Inc. .............................................   California
       Alpha Mariah, Inc. .............................................   California
       American Network Leasing Corporation............................   Nevada
       Appex, Inc. ....................................................   Delaware
       Beta Mariah, Inc. ..............................................   California
       Beta Willow, Inc. ..............................................   California
       Deep Star, Inc. ................................................   California
       EDS Acquisition Corporation #4..................................   Delaware
       EDS Antares, Inc. ..............................................   Nevada
       E.D.S. of Canada, Ltd. .........................................   Canada
       EDS Crisis Response Foundation..................................   Texas
       E.D.S. De Mexico, S.A. De C.V. .................................   Mexico
       EDS Electronic Financial Services, Inc. ........................   Delaware
       EDS Export Corporation..........................................   U.S. Virgin Islands
       EDS Fleet Services, Inc. .......................................   Texas
       EDS Global Services, Inc. ......................................   Delaware
       E.D.S. International Corporation................................   Texas
       EDS North America Holdings, Inc. ...............................   Nevada
       EDS Personal Communications Corporation (87% owned by subsidiary
        and 13% by Appex, Inc.)........................................   Delaware
       EDS-Scicon, US Software Products Group Incorporated.............   Delaware
       E.D.S. Spectrum Corporation.....................................   Nevada
       EDS Technical Products Corporation..............................   Delaware
       EDS VLT Holdings, Inc. .........................................   Nevada
       E.D.S. World Corporation (Far East).............................   Nevada
       E.D.S. World Corporation (Netherlands)..........................   Texas
       FACS Reorganizations, Inc. .....................................   New York
       Federal Computer Services Corporation (66.7% owned by
        subsidiary)....................................................   Delaware

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
       Japan Systems Company Limited (51% owned by subsidiary).........   Japan
       A.T. Kearney, Inc. .............................................   Delaware
       A.T. Kearney International, Inc. ...............................   Delaware
       Keisai Associados, C.A. ........................................   Venezuela
       Keisai Panama, S.A. ............................................   Panama
       M&SD Network Services, Inc. ....................................   Delaware
       OAN Services, Inc. .............................................   Texas
       Oy EDS Electronic Data Systems Ab...............................   Finland
       Power Investment Corporation....................................   Nevada
       PremiTech Corporation...........................................   Texas
       Scicon Energy, Inc. ............................................   Delaware
       Scicon International Systems Company Incorporated...............   Delaware
       Subarban Limited Liability Company (74.2% owned by subsidiary
        and 1.1% owned by EDS Technical Products Corporation)..........   Nevada
       Telecommunications International, Inc. .........................   California
       Varitel, Inc. ..................................................   California
       Ward FSC, Ltd. .................................................   Bermuda
  Exhaust Systems Corporation..........................................   Delaware
  GM Allison Japan Limited.............................................   Japan
  GM Auto Receivables Co. .............................................   Delaware
  GMC Truck Motors Development Corporation.............................   Delaware
  GM-DI Leasing Corporation............................................   Delaware
  GMLG Ltd. ...........................................................   Delaware
     MLS USA, Inc. ....................................................   Delaware
  GM Ovonic L.L.C. (60% owned by General Motors Corporation)...........   Michigan
  General Motors Acceptance Corporation................................   New York
     Banque Opel (98% owned by subsidiary).............................   France
     Capital Auto Receivables, Inc. ...................................   Delaware
     GM Finance HB (91% owned by subsidiary)...........................   Sweden
     GMAC, Australia (Finance) Limited.................................   Australia
     GMAC Auto Receivables Corporation.................................   Delaware
     GMAC Comercial Automotriz Chile S.A. .............................   Chile
     GMAC Commercial Corporation.......................................   Delaware
     GMAC del Ecuador S.A. ............................................   Ecuador
     GMAC Holding S.A. de C.V. (99.95% owned by subsidiary and .05%
      owned by various GMAC subsidiaries)..............................   Mexico
          GMAC Arrendadora S.A. de C. V. ..............................   Mexico
          General Motors Acceptance Corporation, S.A. de C.V. .........   Mexico
          Servicios GMAC S.A. de C.V. .................................   Mexico
     GMAC International Finance, B.V. .................................   Netherlands
     GMAC Italia Leasing S.p.A. .......................................   Italy
     GMAC Leasing Corporation..........................................   Delaware
       Patlan Corporation..............................................   Delaware
       Patlan Marina, Inc. ............................................   Michigan
       Patlan Restaurants, Inc. .......................................   Michigan
     GMAC Mortgage Corporation.........................................   Michigan
       GMAC Commercial Mortgage Corporation............................   California
       GMAC Mortgage Corporation of PA.................................   Pennsylvania
       GMAC Mortgage Holdings, Inc. ...................................   Delaware
       GMAC Mortgage Securities II, Inc. ..............................   Michigan
       GMAC RF, INC. ..................................................   Michigan
     GMAC Overseas Finance Corporation N.V. ...........................   Netherlands Antilles

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
     GMAC Sverige AB...................................................   Sweden
     General Motors Acceptance Corporation, Australia..................   Delaware
       Holden National Leasing Limited (74.9% owned by subsidiary).....   Australia
     General Motors Acceptance Corporation of Canada, Limited..........   Canada
       Canadian Securitized Auto Receivables Corporation...............   Canada
       GMAC Leaseco Limited............................................   Canada
     General Motors Acceptance Corporation, Colombia S.A. .............   Delaware
     General Motors Acceptance Corporation, Continental................   Delaware
     General Motors Acceptance Corporation Hungary Financial
       Services Limited Liability Company..............................   Hungary
     General Motors Acceptance Corporation International...............   Delaware
     General Motors Acceptance Corporation Italia S.p.A. ..............   Italy
     General Motors Acceptance Corporation Nederland N.V. .............   Netherlands
       GMAC Espana, S.A. de Financiacion...............................   Spain
     General Motors Acceptance Corporation, North America..............   Delaware
     General Motors Acceptance Corporation (N.Z.) Limited..............   New Zealand
     General Motors Acceptance Corporation del Ecuador S.A.
       GMAC-Management (Holding).......................................   Ecuador
     General Motors Acceptance Corporation de Portugal --
       Servicos Financeiros, S.A. (99% owned by subsidiary and 1% owned
      by General Motors Acceptance Corporation International)..........   Portugal
     General Motors Acceptance Corporation, South America..............   Delaware
       General Motors Acceptance Corporation de Venezuela, C.A. .......   Venezuela
     General Motors Acceptance Corporation Suisse S.A. ................   Switzerland
     General Motors Austria Beteiligungsgesellschaft m.b.H. ...........   Austria
       OPEL Leasinggesellschaft mbH (74% owned by subsidiary)..........   Austria
     Motors Insurance Corporation......................................   New York
       Cadmic Agency Corporation.......................................   Delaware
       Car Care Plan (Holdings) Limited (99.9% owned by subsidiary and
        0.1% owned by GMOC Administrative Services Corporation)........   England
       Car Care Plan (Securities Division) Limited (99.9% owned by Car
        Care Plan (Holdings) Limited and 0.1% owned by GMOC
        Administrative Services Corporation)...........................   England
       CIM Insurance Corporation.......................................   New York
       MIC General Insurance Corporation...............................   Indiana
       MIC Life Insurance Corporation..................................   Delaware
       MIC Property and Casualty Insurance Corporation.................   Michigan
       MIC Re Corp. ...................................................   Delaware
       MIC Services Corporation........................................   Delaware
       Motors Insurance Company Limited................................   England
       Motors Insurance Purchasing Group, Inc. ........................   Michigan
       Motors Mechanical Reinsurance Company, Limited..................   Barbados
       NAVCO Corp. ....................................................   Missouri
       New Motor Club, Inc. ...........................................   North Carolina
       Trinity General Agency, Inc. ...................................   Texas
     Opel Bank GmbH....................................................   Germany
       Opel Leasing GmbH & Co. OHG* (partnership between Opel Bank GmbH
        and Opel Leasing Verwaltungs GmbH).............................   Germany

- ---------------

*Joint Venture Partnership

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
       Opel Leasing Verwaltungs GmbH (60% owned by Opel Bank GmbH, 20%
        owned by General Motors Acceptance Corporation, and 20% owned
        by Adam Opel Aktiengesellschaft)...............................   Germany
     P.T. GMAC Lippo Finance* (80% owned by General Motors Acceptance
      Corporation).....................................................   Indonesia
     Wholesale Auto Receivables Corporation............................   Delaware
  General Motors de Argentina S.A. (80% owned by General Motors
     Corporation)......................................................   Argentina
  General Motors Asia, Inc. ...........................................   Delaware
     General Motors (Thailand) Ltd. ...................................   Thailand
  General Motors Asian and Pacific Operations..........................   Singapore
  General Motors do Brasil Ltda. ......................................   Brazil
     Brazauto Trading (Cayman) Limited.................................   Cayman Island
     GM Factoring Sociedade de Fomento Comercial Ltda. ................   Brazil
  General Motors of Canada Limited.....................................   Canada
  General Motors Chile S.A., Industria Automotriz......................   Chile
  General Motors China (Components), Inc. .............................   Delaware
     Beijing WY-GM Automotive Electronic Control Co., Limited (51%
      owned by subsidiary).............................................   People's Republic
                                                                          of China
     Zhejiang Delphi Asia-Pacific Brake Co. Ltd. (60% owned by
      subsidiary)......................................................   China
  General Motors China, Inc. ..........................................   Delaware
  General Motors Colmotores, S.A. (82.6% owned by
     General Motors Corporation).......................................   Colombia
  General Motors Commercial Corporation................................   Delaware
  General Motors Development Corporation...............................   Delaware
  General Motors del Ecuador S.A. (98% owned by
     General Motors Corporation).......................................   Ecuador
  General Motors (Europe) AG...........................................   Switzerland
  General Motors Export Corporation....................................   Delaware
  General Motors Foreign Sales Corporation.............................   U.S. Virgin Islands
  General Motors Holding Espana, S.A. (73.5% owned by General Motors
     Corporation and 26.5% owned by Adam Opel Aktiengesellschaft)......   Spain
       ACG Componentes, S.A. ..........................................   Spain
       General Motors ACG, S.A. .......................................   Spain
  General Motors Holdings (U.K.).......................................   England
     General International (UK) Limited (50% owned by subsidiary and
      50% owned by GMOC Administrative Services Corporation)...........   England
     General Motors Acceptance Corporation (U.K.) Public Limited
      Company..........................................................   England
       General Motors Acceptance Corporation (U.K.) Finance plc........   England
       GMAC Leasing (U.K.) Limited.....................................   England
       GMAC Leasing (U.K.) (No. 1) Limited.............................   England
       GMAC Leasing (U.K.) (No. 2) Limited.............................   England
       GMAC Leasing (U.K.) (No. 3) Limited.............................   England
     Group Lotus, plc (84.6% owned by subsidiary and 15.4% owned by
       GMLG Ltd.)......................................................   United Kingdom
          MLS UK Ltd. .................................................   England
     IBC Vehicles Limited (75.1% owned by subsidiary)..................   United Kingdom
     Millbrook Land and Co. Ltd. ......................................   England
     Millbrook Pension Management Ltd. (99% owned by subsidiary).......   England
     Millbrook Proving Ground Ltd. ....................................   England

- ---------------

*Joint Venture Partnership

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
     VHC Sub-Holdings (UK) Ltd. .......................................   England
       Vauxhall Motors (Finance) Plc. .................................   England
       Vauxhall Motors Limited.........................................   England
  General Motors Indonesia, Inc. ......................................   Delaware
  General Motors Interamerica Corporation..............................   Delaware
  General Motors International Operations, Inc. .......................   Delaware
  General Motors Investment Management Corporation.....................   Delaware
  General Motors Japan Ltd. ...........................................   Japan
  General Motors Korea, Inc. ..........................................   Delaware
  General Motors Market Development of Canada Limited..................   Canada
  General Motors Nederland B.V. .......................................   Netherlands
     Allison Transmission Europe B.V. .................................   Netherlands
     General Motors Poland Spolka, zo.o. ..............................   Poland
     General Motors Yugoslavia, d.o.o. ................................   Yugoslavia
     Opel C&S spol. s.r.o. ............................................   Czechoslovakia
     Opel Nederland B.V. ..............................................   Netherlands
  General Motors Nordiska AB...........................................   Sweden
  General Motors Overseas Corporation..................................   Delaware
     AC Delco Systems Overseas Corporation.............................   Delaware
     Delco Chassis Overseas Corporation................................   Delaware
       Automotive Components Group Espana, S.A. .......................   Spain
       Delco Chassis Limited...........................................   England/Wales
       Delco Limited...................................................   England
       Saginaw Limited.................................................   England
     Delphi Automotive Systems Australia Ltd. .........................   Australia
     G.M. Holding (Portugal) SGPS, Lda. (50% owned by subsidiary and
      50% owned by General Motors Corporation).........................   Portugal
          CABLESA-Industria de Componentes Electricos Sociedade
            Anonima....................................................   Portugal
          INLAN -- Industria de Componentes Mecanicos, S.A. ...........   Portugal
          Opel Portugal, Lda. .........................................   Portugal
     GMOC Administrative Services Corporation..........................   Delaware
       Fisher Body Limited (50% owned by subsidiary and 50% owned by GM
        (UK) Pension Trustees Limited).................................   Ireland
       GM (UK) Pension Trustees Limited (50% owned by subsidiary and
        50% owned by Vauxhall Motors Limited)..........................   United Kingdom
     GMOC Australia Pty. Ltd. .........................................   Australia
     General Motors-Holden's Automotive Limited (49% owned by
      subsidiary and 51% owned by United Australian Automotive
      Industries Limited)..............................................   Australia
     General Motors Overseas Commercial Vehicle Corporation............   Delaware
     General Motors Venezolana, C.A. ..................................   Venezuela
     Holden's Motor Overseas Corporation Limited.......................   Delaware
     Lidlington Engineering Company, Ltd. .............................   Delaware
     Truck and Bus Engineering U.K., Limited...........................   Delaware
     Venezolana de Industrias Automotrices, C.A. ......................   Venezuela
       General Motors de Venezuela, C.A. ..............................   Venezuela
  General Motors Overseas Distribution Corporation.....................   Delaware
     Delphi Automotive Systems Luxembourg S.A. ........................   Luxembourg
     GMODC Finance N.V. ...............................................   Netherlands Antilles
     General Motors Import & Distribution GmbH.........................   Germany
     General Motors Investment Services Company N.V. ..................   Belgium
     Packard Elektrik Sistemleri Limited Sirketi (97.6% owned by subsidiary and 2.4% owned by General Motors Overseas
      Corporation).....................................................   Turkey

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
  General Motors Peru S.A. ............................................   Peru
  General Motors Receivables Corporation...............................   Delaware
  General Motors Uruguay, S.A. ........................................   Uruguay
  Grand Pointe Holdings, Inc. .........................................   Michigan
  Holden New Zealand Limited...........................................   New Zealand
  Hughes Electronics Corporation.......................................   Delaware
     Delco Electronics Corporation.....................................   Delaware
       Delco Electronics Asia/Pacific Pte. Ltd. .......................   Singapore
       Delco Electronics Europe GmbH...................................   Germany
       Delco Electronics Overseas Corporation..........................   Delaware
       Delco Electronics Singapore Pte. Ltd. ..........................   Singapore
       Delnosa, S.A. de C.V. ..........................................   Mexico
       Deltronicos de Matamoros, S.A. de C.V. .........................   Mexico
       Mecel AB........................................................   Sweden
     DIRECTV Global, Inc. .............................................   Delaware
       DIRECTV International, Inc. ....................................   Delaware
     H E Microwave Corporation.........................................   Delaware
     Hughes Aircraft Company...........................................   Delaware
       Advanced Electronics Systems International......................   California
       AMI Instruments, Inc. ..........................................   Oklahoma
       DIRECTV Enterprises, Inc. ......................................   Delaware
       Hughes Aircraft of Canada Limited...............................   Canada
       Hughes Aircraft Holdings Canada Ltd. ...........................   Canada
       Hughes Aircraft Mississippi, Inc. ..............................   California
       Hughes Aircraft -- South Carolina...............................   California
       Hughes Aircraft Systems International...........................   California
       Hughes Asia Pacific Hong Kong Limited...........................   Hong Kong
       Hughes Australia International PTY Ltd. ........................   Australia
       Hughes-Avicom International, Inc. ..............................   California
       Hughes Communications, Inc. ....................................   California
       Hughes Danbury Optical Systems, Inc. ...........................   Delaware
       Hughes Data Systems.............................................   California
       Hughes Document Production Services, Inc. ......................   Delaware
       Hughes Electronic Technologies, Inc. ...........................   Delaware
       Hughes Electronics Manufacturing Service Company................   Delaware
       Hughes Environmental Systems, Inc. .............................   California
       Hughes Espana S.A. .............................................   Spain
       Hughes ESSM, Co. ...............................................   California
       Hughes Europe N.V. .............................................   Belgium
       Hughes Foreign Sales Corporation................................   U.S. Virgin Islands
       Hughes Georgia, Inc. ...........................................   Delaware
       Hughes Information Systems Company..............................   Delaware
       Hughes International Corporation................................   Delaware
       Hughes International de Mexico, S.A. de C.V. ...................   Mexico
       Hughes International Sales Corporation..........................   California
       Hughes International Sales Corporation No. 2....................   California
       Hughes Investment Management Company............................   California
       Hughes Lexington, Inc. .........................................   Delaware
       Hughes Microelectronics Limited.................................   United Kingdom
       Hughes Missile Systems Company..................................   Delaware
       Hughes Nadge Corporation........................................   Delaware
       Hughes Network Systems, Inc. ...................................   Delaware

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
       Hughes Newco, Inc. .............................................   Delaware
       Hughes Power Products, Inc. (60% owned by subsidiary and 40%
        owned by General Motors Corporation)...........................   Delaware
       Hughes Power Supplies Corporation...............................   Delaware
       Hughes Research Analytics, Inc. ................................   Delaware
       Hughes STX Corporation..........................................   Delaware
       Hughes Saudi Arabia Limited.....................................   Delaware
       Hughes Space and Communications International, Inc. ............   Delaware
       Hughes Systems Management International.........................   California
       Hughes Technical Services Company...............................   California
       Hughes Training, Inc. ..........................................   Delaware
       Hughes Transportation Control Systems, Inc. ....................   Delaware
       Hughes (U.K.) Limited...........................................   England
       International Electronics Systems, Inc. ........................   California
       L-T Ranches, Inc. ..............................................   California
       MESC Holdings, Inc. ............................................   Delaware
       MDP, Ltd. ......................................................   California
       Santa Barbara Research Center...................................   California
       Spectrolab, Inc. ...............................................   California
       Systems Building Corp. .........................................   Arizona
     Hughes Electronics International, Inc. ...........................   Delaware
       Hughes International GmbH.......................................   Germany
     Hughes Research Laboratories, Inc. ...............................   Delaware
     Hughes Telecommunications & Space Company.........................   Delaware
  IBC Vehicles (Distribution) Limited (60% owned by General Motors
     Corporation)......................................................   United Kingdom
       Kabelwerke Reinshagen Werk Berlin GmbH (75.5% owned by
        subsidiary and 18.5% by General Motors Corporation)............   West Berlin
       Kabelwerke Reinshagen Werk Neumarkt GmbH (75.5% owned by
        subsidiary and 18.5% by General Motors Corporation)............   Germany
  Opel Austria GmbH....................................................   Austria
     AC Delco Systems Austria GmbH.....................................   Austria
     Opel Hungary Automotive Distribution Ltd. ........................   Hungary
     Opel Hungary Automotive Manufacturing Ltd. .......................   Hungary
  Opel Belgium N.V. ...................................................   Belgium
  Opel Ireland Limited.................................................   Ireland
  Opel Italia S.p.A. (99.9% owned by General Motors Corporation and
     0.1% owned by General Motors Overseas Distribution Corporation)...   Italy
  Opel Norge AS........................................................   Norway
  Opel Oy..............................................................   Finland
  Opel Suisse S.A. ....................................................   Switzerland
     GM-Saab Communication GmbH (55% owned by subsidiary)..............   Switzerland
  Packard CTA Pty. Ltd. (60% owned by General Motors Corporation)......   Australia
  Packard Electric Europa Ges.m.b.H. ..................................   Austria
     Packard Electric Burgenland GmbH..................................   Austria
     Packard Electric Vas kft (60% owned by subsidiary)................   Hungary
     Reinshagen Tournai S.A. (99% owned by subsidiary and 1% owned by
      Packard Electric Burgenland GmbH)................................   Belgium
  Packard Electric Ireland Limited.....................................   Ireland
  Packard Electric Poland Sp. zo.o. ...................................   Poland
  Packard Hughes Interconnect Company..................................   Delaware
     Packard Hughes Interconnect Connection Systems....................   California

                                                                                STATE OR
                                                                             SOVEREIGN POWER
                          NAME OF SUBSIDIARY                                OF INCORPORATION
- -----------------------------------------------------------------------   ---------------------
     Packard Hughes Interconnect Engineering Services..................   Delaware
     Packard Hughes Interconnect Wiring Systems........................   California
  PT General Motors Buana Indonesia (60% owned by General Motors
     Corporation)......................................................   Indonesia
  Rimir, S.A. de C.V. .................................................   Mexico
  Saab Opel Sverige AB.................................................   Sweden
  Saturn Corporation...................................................   Delaware
     Saturn Distribution Corporation...................................   Delaware
  Saturn County Bond Corporation.......................................   Delaware
  Sistemas Electronicos Integrados, S.A. ..............................   Argentina
  Unicables, S.A. .....................................................   Spain
     Asientos IFG, S.A. ...............................................   Spain
     Cableados Integrados S.A. ........................................   Spain
     Conexionados Electricos Tarazona S.A. ............................   Spain

  298 directly or indirectly owned subsidiaries

  Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted:

     18 other directly or indirectly owned domestic and foreign subsidiaries

           12 active subsidiaries
          6 inactive subsidiaries

     37 fifty-percent owned companies and 107 less than fifty-percent owned companies the investments in which are accounted for by the equity method.

  In addition, the Registrant owns 100% of the voting control of the following companies:

     373 dealerships operating under dealership assistance plans and engaged in retail distribution of General Motors products

          245 dealerships operating in the United States
          128 dealerships operating in foreign countries

  Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

  During 1995, there were changes in the number of subsidiaries and companies of the Registrant, as follows:

     2 directly and 36 indirectly owned domestic subsidiaries, and 5 directly and 63 indirectly owned foreign subsidiaries were organized or acquired. 4 directly and 9 indirectly owned domestic subsidiaries, and 10 indirectly owned foreign subsidiaries were dissolved or sold. A fifty-percent interest and less than fifty-percent interests were acquired in 6 companies and 25 companies, while interests in 3 fifty-percent owned and 4 less than fifty-percent owned companies were terminated. 1 directly owned less than fifty-percent domestic subsidiary was reclassified to active nonconsolidated subsidiary. 1 indirectly owned foreign subsidiary was reclassified to inactive nonconsolidated subsidiary. 1 directly owned foreign associate changed ownership from fifty-percent owned to less than fifty-percent owned. 1 indirectly owned domestic subsidiary changed ownership from sixty-percent owned to twenty-percent owned. 6 indirectly owned foreign subsidiaries were reclassified to less than fifty-percent owned associates.

  The number of dealerships operating under dealership assistance plans decreased by a net of 24.

                                     ******